Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the three months ended March 31, 2019
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Proforma	Proforma
	Net Sales	Income (Loss)	Margin	Items [1] [2]	Operating Income (Loss)	Operating Margin

APPLIANCES AND COOKWARE	$330	$(4)	(1.2)%	$2	$(2)	(0.6)%
COMMERCIAL SOLUTIONS	414	(8)	(1.9)%	57	49	11.8%
HOME SOLUTIONS	371	(5)	(1.3)%	13	8	2.2%
LEARNING AND DEVELOPMENT	581	89	15.3%	5	94	16.2%
OUTDOOR AND RECREATION	346	12	3.5%	7	19	5.5%
CORPORATE	—	(61)	—%	17	(44)	—%
RESTRUCTURING	—	(11)	—%	11	—	—%

	$2,042	$12	0.6%	$112	$124	6.1%

1.Excluded items consist of $63 million of impairment charges for goodwill; $33 million of acquisition amortization costs; $18 million of restructuring and restructuring-related charges; $7 million of transaction-related costs and other charges of $2 million, primarily related to Argentina hyperinflationary adjustment and fees for certain legal proceedings.
2.Normalized proforma operating income (loss) and margin reflect an adjustment within excluded items for depreciation and amortization expense of $11 million related to the Rubbermaid Outdoor, Closet, Refuse, Garage and Cleaning businesses (the “Commercial Business”) and the Mapa and Quickie businesses in the Commercial Solutions segment that would have been recorded had they been continuously classified as held and used.

Exhibit 99.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the three months ended June 30, 2019
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Proforma	Proforma
	Net Sales	Income (Loss)	Margin	Items [3] [4]	Operating Income (Loss)	Operating Margin

APPLIANCES AND COOKWARE	$362	$6	1.7%	$3	$9	2.5%
COMMERCIAL SOLUTIONS	454	53	11.7%	7	60	13.2%
HOME SOLUTIONS	372	4	1.1%	12	16	4.3%
LEARNING AND DEVELOPMENT	849	217	25.6%	4	221	26.0%
OUTDOOR AND RECREATION	443	40	9.0%	13	53	12.0%
CORPORATE	—	(81)	—%	25	(56)	—%
RESTRUCTURING	—	(8)	—%	8	—	—%

	$2,480	$231	9.3%	$72	$303	12.2%

3.Excluded items consist of $32 million of acquisition amortization costs; $17 million of restructuring and restructuring-related charges; $14 million of impairment charges for goodwill and other assets; other charges of $10 million, primarily related to Argentina hyperinflationary adjustment, fees for certain legal proceedings and product recall costs and $9 million of transaction-related costs.
4.Normalized proforma operating income (loss) and margin reflect an adjustment within excluded items for depreciation and amortization expense of $10 million related to Commercial Business, and the Mapa and Quickie businesses in the Commercial Solutions segment that would have been recorded had they been continuously classified as held and used.

Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the three months ended September 30, 2019
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Proforma	Proforma
	Net Sales	Income (Loss)	Margin	Items [5] [6]	Operating Income (Loss)	Operating Margin

APPLIANCES AND COOKWARE	430	(595)	(138.4)%	613	18	4.2%
COMMERCIAL SOLUTIONS	475	(216)	(45.5)%	285	69	14.5%
HOME SOLUTIONS	484	(112)	(23.1)%	172	60	12.4%
LEARNING AND DEVELOPMENT	824	182	22.1%	8	190	23.1%
OUTDOOR AND RECREATION	356	(41)	(11.5)%	78	37	10.4%
CORPORATE	—	(72)	—%	25	(47)	—%
RESTRUCTURING	—	(3)	—%	3	—	—%

	$2,569	$(857)	(33.4)%	$1,184	$327	12.7%

5.Excluded items consist of $1.1 billion of impairment charges for goodwill, intangible assets and other assets; cumulative depreciation and amortization catch-up of $40 million; $32 million of acquisition amortization costs; $28 million of restructuring and restructuring-related charges; $9 million of transaction-related costs and other charges of $6 million, primarily related to Argentina hyperinflationary adjustment, fees for certain legal proceedings and product recall costs.
6.Normalized proforma operating income (loss) and margin reflect an adjustment within excluded items for depreciation and amortization expense of $2 million related to the Mapa and Quickie businesses in the Commercial Solutions segment that would have been recorded had they been continuously classified as held and used.

Exhibit 99.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the three months ended December 31, 2019
		Reported	Reported
		Operating	Operating	Excluded	Normalized	Normalized
	Net Sales	Income (Loss)	Margin	Items [7]	Operating Income (Loss)	Operating Margin

APPLIANCES AND COOKWARE	570	58	10.2%	(4)	54	9.5%
COMMERCIAL SOLUTIONS	436	35	8.0%	16	51	11.7%
HOME SOLUTIONS	648	96	14.8%	16	112	17.3%
LEARNING AND DEVELOPMENT	702	99	14.1%	29	128	18.2%
OUTDOOR AND RECREATION	268	(74)	(27.6)%	72	(2)	(0.7)%
CORPORATE	—	(77)	—%	29	(48)	—%
RESTRUCTURING	—	(5)	—%	5	—	—%

	2,624	132	5.0%	163	295	11.2%

7.Excluded items consist of $75 million of impairment charges for goodwill, intangible assets and other assets; $34 million of acquisition amortization costs; $19 million of restructuring and restructuring-related charges; cumulative depreciation and amortization catch-up of $15 million; other charges of $15 million, primarily related to Argentina hyperinflationary adjustment, fees for certain legal proceedings and product recall costs and $5 million of transaction-related costs.

Exhibit 99.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the twelve months ended December 31, 2019
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Proforma	Proforma
	Net Sales	Income (Loss)	Margin	Items [8] [9]	Operating Income (Loss)	Operating Margin

APPLIANCES AND COOKWARE	1,692	(535)	(31.6)%	614	79	4.7%
COMMERCIAL SOLUTIONS	1,779	(136)	(7.6)%	365	229	12.9%
HOME SOLUTIONS	1,875	(17)	(0.9)%	213	196	10.5%
LEARNING AND DEVELOPMENT	2,956	587	19.9%	46	633	21.4%
OUTDOOR AND RECREATION	1,413	(63)	(4.5)%	170	107	7.6%
CORPORATE	—	(291)	—%	96	(195)	—%
RESTRUCTURING	—	(27)	—%	27	—	—%

	$9,715	$(482)	(5.0)%	$1,531	$1,049	10.8%

8.Excluded items consist of $1.2 billion of impairment charges for goodwill, intangible assets and other assets; $131 million of acquisition amortization costs; $82 million of restructuring and restructuring-related charges; cumulative depreciation and amortization catch-up of $55 million; other charges of $33 million, primarily related to Argentina hyperinflationary adjustment, fees for certain legal proceedings and product recall costs and $30 million of transaction-related costs.
9.Normalized proforma operating income (loss) and margin reflect an adjustment within excluded items for depreciation and amortization expense of $23 million related to Commercial Business, and the Mapa and Quickie businesses in the Commercial Solutions segment that would have been recorded had they been continuously classified as held and used.

Exhibit 99.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	For the three months ended March 31, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [10]	Income (Loss)	Margin

APPLIANCES AND COOKWARE	291	(308)	(105.8)%	301	(7)	(2.4)%
COMMERCIAL SOLUTIONS	413	(272)	(65.9)%	323	51	12.3%
HOME SOLUTIONS	347	(291)	(83.9)%	305	14	4.0%
LEARNING AND DEVELOPMENT	528	5	0.9%	81	86	16.3%
OUTDOOR AND RECREATION	307	(474)	(154.4)%	489	15	4.9%
CORPORATE	—	(66)	—%	20	(46)	—%
RESTRUCTURING	—	(2)	—%	2	—	—%

	$1,886	$(1,408)	(74.7)%	$1,521	$113	6.0%

10.Excluded items consist of $1.5 billion of impairment charges for goodwill, intangible assets and other assets; $31 million of acquisition amortization costs; $6 million of restructuring and restructuring-related charges; other charges of $8 million, primarily related to Argentina hyperinflationary adjustment, product recall costs and fees for certain legal proceedings and $1 million of transaction-related costs.